Exhibit 99.1

JACKSONVILLE PROPERTIES

STATEMENTS OF REVENUES AND
CERTAIN OPERATING EXPENSES

FOR THE NINE MONTHS ENDED
SEPTEMBER 30, 2018 (UNAUDITED) AND THE
YEAR ENDED DECEMBER 31, 2017 (AUDITED)

JACKSONVILLE PROPERTIES

Table of Contents

Page
Independent Auditors' Report	1 - 2
Financial Statements:
Statements of Revenues and Certain Operating Expenses	3
Notes to Statements of Revenues and Certain Operating Expenses	4 - 6

INDEPENDENT AUDITORS' REPORT

To the Members of Plymouth Industrial REIT, Inc.
Atlanta, Georgia

We have audited the accompanying statement of revenues and certain operating expenses of the Jacksonville Properties (the "Properties") for the year ended December 31, 2017, and the related notes to the financial statement.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America and in accordance with applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of a financial statement that is free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Properties for the year ended December 31, 2017, in accordance with accounting principles generally accepted in the United States of America and in accordance with applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired.

Emphasis of Matter

We draw attention to Note 2 to the accompanying financial statement, which describes that the statement of revenues and certain operating expenses of the Properties was prepared for the purpose of complying with the rules of the Securities and Exchange Commission (for the inclusion on Form 8-K of Plymouth Industrial REIT, Inc.) and is not intended to be a complete presentation of the Properties' revenues and expenses. Our opinion has not been modified with respect to this matter.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

February 27, 2019

JACKSONVILLE PROPERTIES

Statements of Revenues and Certain Operating Expenses

	Nine Months Ended September 30, 2018 (Unaudited)	Year Ended December 31, 2017 (Audited)
Revenues:
Rental revenue	$6,311,938	$7,747,366
Tenant reimbursements	2,481,127	3,044,973
Other revenue	56,599	1,807
Total revenues	8,849,664	10,794,146
Certain operating expenses:
Property management fee	286,297	373,222
Selling, general, & administrative	543,152	591,320
Miscellaneous expense	45,309	64,271
Repairs and maintenance	468,262	711,513
Utilities	208,194	289,334
Property tax	982,343	1,271,647
Insurance	137,003	139,736
Total certain operating expenses	2,670,560	3,441,043
Revenues in excess of certain operating expenses	$6,179,104	$7,353,103

The accompanying notes are an integral part
of the statements of revenues and certain operating expenses.

JACKSONVILLE PROPERTIES

Notes to Statements of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2018 (Unaudited) and the Year Ended December 31, 2017 (Audited)

Note 1 - Description of real estate property acquired:

On December 14, 2018, Plymouth Industrial REIT Incorporated ("Plymouth") acquired the Jacksonville Properties (the "Properties") from Commonwealth Commercial Properties (the "Company"). The Properties are comprised of three separate business parks, totaling approximately 1,100,000 square feet. Total consideration for the acquisition was approximately $97.1 million.

Note 2 - Basis of accounting:

The accompanying statements of revenues and certain operating expenses are presented in conformity with accounting principles generally accepted in the United States of America and in accordance with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations be included with certain filings with the SEC. Accordingly, the statements exclude certain historical income and expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Properties after their acquisition by Plymouth and are not intended to be a complete representation of the Properties' revenues and expenses.

Note 3 - Significant accounting policies:

Revenue

Revenues are comprised primarily of rent (including amortization of deferred rent), tenant reimbursement of operating expenses (recoveries), and other ancillary revenue. As a lessor, the Company has retained substantially all of the risks and benefits of ownership of the Properties and accounts for its leases with its tenants as operating leases. Income on leases, which includes scheduled increases in rental rates during the lease term and/or abated rent payments for various periods following the tenant's lease commencement date, is recognized on a straight-line basis over the terms of the respective leases when collectability is reasonably assured. A deferred rent receivable is recognized, representing the excess of rental revenue recognized on a straight-line basis over cash received pursuant to the applicable lease provisions, net of amounts that may become uncollectible in the future. The adjustment to this receivable is reflected in the "rental revenue" line item in the statements of revenues and certain operating expenses.

JACKSONVILLE PROPERTIES

Notes to Statements of Revenues and Certain Operating Expenses - Continued

For the Nine Months Ended September 30, 2018 (Unaudited) and the Year Ended December 31, 2017 (Audited)

Note 3 - Significant Accounting Policies - continued:

Revenue - continued

The Properties' leases generally provide for the reimbursement of operating expenses, or in certain cases increases in operating expenses above a base year amount, payable to the Company in equal installments throughout the year based on estimated operating expenses, and are recorded as revenue. Any differences between the estimated operating expenses and actual amounts incurred are adjusted at year end. No significant adjustments were required as of September 30, 2018 or December 31, 2017.

Use of estimates

The preparation of the statements of revenues and certain operating expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting periods. Actual results could differ from those estimates.

Subsequent events

Subsequent events have been evaluated through February 27, 2019, the date the accompanying statements of revenues and certain operating expenses were issued.

Note 4 - Future minimum rental commitments:

Future minimum rental revenue for non-cancelable operating leases (base rents) excluding tenant reimbursements of operating expenses as of December 31, 2017 are as follows (in thousands):

Year Ended December 31,
2018	$7,685,898
2019	8,155,782
2020	7,499,322
2021	5,716,987
2022	3,692,308
Thereafter	8,516,135
Total	$41,266,432

JACKSONVILLE PROPERTIES

Notes to Statements of Revenues and Certain Operating Expenses - Continued

For the Nine Months Ended September 30, 2018 (Unaudited) and the Year Ended December 31, 2017 (Audited)

Note 5 - Interim unaudited financial information:

The statement of revenues and certain operating expenses for the nine months ended September 30, 2018 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.